                                                               EXHIBIT 10.21


                          SUBSCRIPTION AND PURCHASE AGREEMENT

                            10% Convertible Secured Notes


    THIS SUBSCRIPTION AND PURCHASE AGREEMENT (the "Agreement") dated as of the ____day of April, 1997 by and between RENAISSANCE ENTERTAINMENT CORPORATION, a Colorado corporation (the "Company"), and _______________________ (the "Investor"). Investor and the other persons who have entered into similar Subscription and Purchase Agreements with the Company are herein collectively referred to as the "Investors."

    In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the Company and the Investor mutually agree as follows:


                                      ARTICLE 1

                          DESCRIPTION OF PROPOSED FINANCING

    1.1 AUTHORIZATION OF THE NOTES. The Company has authorized the issuance and sale of a maximum of $350,000 aggregate principal amount of ten percent (10%) Convertible Secured Notes each in the principal amount of Ten Thousand Dollars ($10,000) or an integral multiple thereof (the note(s) issued pursuant to this Agreement and the other notes being issued pursuant to similar Subscription and Purchase Agreements entered into between the Company and Investors being herein referred to collectively as the "Notes"). The Notes shall be in substantially the form attached hereto as Appendix A.

    1.2 PURCHASE AND SALE OF THE NOTES. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties contained herein, the Company agrees to sell to Investors the principal amount of Notes for which each such Investor shall subscribe. The exact amount of each Investor's subscription is set forth in Section 15.2 hereof.

    1.3 CLOSING. Closing(s) of the purchase and sale of the Notes contemplated by this Agreement (herein the "Closing") shall take place at such times as agreed between the Company and the Investor. At the Closing, the Company shall deliver to each Investor one or more Notes made payable to the order of such Investor, against delivery to the Company by the Investor of a certified or cashier's check or other form of payment acceptable to the Company in the amount of the purchase price of the Note(s) subscribed for in
Section 15.2 below.


                                      ARTICLE 2

                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY


    The Company hereby represents and warrants to the Investors that:

    2.1 MISLEADING STATEMENTS. No representation or warranty by the Company in this Agreement, or in any written statement or certificate furnished or to be furnished to the Investors pursuant to this Agreement or in connection with the transactions contemplated by this Agreement, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein made not misleading.

    2.2 DISCLOSURE. The Company has fully provided the Investor with all the information which the Investor has requested for deciding whether to purchase the Notes, and all information which the Company reasonably believes is necessary to enable the Investor to make an informed decision.

    2.3 BINDING OBLIGATION. This Agreement and each additional agreement expressly contemplated by this Agreement, constitute a valid and legally binding obligation of the Company.

    2.4 COMPANY UNDERTAKINGS. The Company hereby agrees that it shall not permit any of the following to occur prior to July 31, 1997: (i) wave any of the terms or conditions of any outstanding "lock-up agreements" (agreements limiting or restricting sales of the Company's securities) with any of the Company's securities holders; (ii) issue shares of its common stock to consultants, employees or others which are subject to an effective registration statement with the Securities and Exchange Commission on Form S-8, except such shares, if any, which may be issued pursuant to exercise of outstanding stock options; and (iii) in connection with any additional funding by the Company, issue any shares of its common stock or any of its securities which are convertible into shares of common stock prior to July 31, 1997.


                                      ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF THE INVESTOR


    The Investor represents and warrants that:

    3.1 HIGH RISK INVESTMENT. The Investor is aware that investment in the Notes involves risks. The Investor represents that Investor has read and carefully considered the disclosures set forth in this Subscription and Purchase Agreement and in the Company's filings with the Securities and Exchange Commission and in the other information furnished by the Company, and understands that an investment in this Offering should be considered only by a person able to withstand a total loss of such investment.

    3.2 BINDING OBLIGATION. This Agreement and each additional agreement expressly contemplated by this Agreement, constitute a valid and legally binding obligation of the Investor.

    3.3 CORPORATE INVESTORS. If the Investor is a corporation, it hereby represents and warrants that:

         (a) ORGANIZATION AND STANDING. The Investor is a corporation duly and validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to own its properties and to carry on its business as now conducted.

         (b) AUTHORIZATION. All corporate action on the part of the Investor, its officers and directors necessary for the authorization, execution and delivery of this Agreement and all additional agreements expressly contemplated by this Agreement and the performance of all obligations of the Investor hereunder have been taken.


                                      ARTICLE 4

                          FEDERAL AND OTHER SECURITIES LAWS


    4.1 INVESTMENT REPRESENTATIONS AND WARRANTIES. The Investor further represents and warrants that:

         (a)  INVESTMENT EXPERIENCE.  The Investor represents that
    Investor is an accredited investor as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission, is experienced in evaluating and extending financing to companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment, and has the ability to bear the economic risks of the investment and to make an informed investment decision with respect thereto. The Investor further represents that Investor has reviewed the Company's filings with the Securities and Exchange Commission and such other information regarding the Company, its business and financial condition, that Investor deems to be important to making an informed decision with respect to the purchase of the Notes and that Investor has had, during the course of the transaction and prior to the purchase of the Notes, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to or to which Investor had access.

         (b) INVESTOR REPRESENTATIVE. If the Investor has used the services of a Purchaser Representative, the Investor has received confirmation in writing from such Purchaser Representative concerning the specific details of any and all past, present or future relationships, actual or contemplated, between himself or his affiliates and the Company or any of its affiliates, and any compensation received or to be received as a result of any such relationships.

         (c)  ACQUISITION FOR INVESTMENT FOR INVESTOR'S OWN ACCOUNT.
    This Agreement is made with the Investor in reliance upon Investor's representation to the Company, which by its acceptance hereof the Investor hereby confirms and which by acceptance of any Note, the Holder thereof shall also confirm, that the Notes are being and the shares of Common Stock issuable upon conversion of the Notes will be, unless such shares have been registered pursuant to the Securities Act of 1933, as amended (the "1933 Act") and applicable state blue sky laws, acquired for investment for Investor's (Note Holder's) own account, not as a nominee or agent and not with a view to the sale or distribution of any part thereof, and that Investor (Note Holder) has no present intention of selling, granting participation in, or otherwise distributing the same. Any resales of the Notes or any shares of Common Stock issued upon the conversion thereof will be in conformity with applicable law. By executing this Agreement (or a Note), Investor (Note Holder) further represents that Investor (Note Holder) does not have any contract, undertaking, agreement, or arrangement with any person in violation of any United States federal or state law to sell, transfer, or grant participations to such person, or to any third person, with respect to the Notes or any shares of Common Stock issued upon the conversion thereof. Investor (Note Holder) realizes that the basis for the exemption from the registration requirements of the 1933 Act, relied upon by the Company in connection with the Offering, may not be present if, notwithstanding such representation, the Investor (Note Holder) has in mind merely acquiring the Notes for a fixed or determinable period and selling the Notes in the future, and Investor hereby confirms the absence of any such intention.

         (d) TRANSFER OR DISPOSITION OF SECURITIES. The Investor understands that the Notes and any shares of Common Stock issued upon the conversion thereof may not be sold, transferred, or otherwise disposed of without registration under the 1933 Act, and that in the absence of an effective registration statement, such securities must be held indefinitely. The Investor represents that, in the absence of an effective registration statement, it will sell, transfer, or otherwise dispose of such securities only in a manner consistent with the representations set forth herein and in accordance with the provisions of this Agreement.

    4.2 CERTIFICATE LEGENDS. The Investor agrees that all certificates evidencing the Notes and any shares of Common Stock issued upon the conversation thereof shall bear a legend in substantially the following form, and by which the Investor agrees to be bound:

    THE SECURITY DESCRIBED HEREIN HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NO SALE OR DISTRIBUTION OF THIS SECURITY MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AND APPLICABLE STATE BLUE SKY LAWS.

    4.3 STOP TRANSFER INSTRUCTION. The Company shall make a notation regarding the restrictions on transfer of the Notes in its stock books and records, and the Company shall not be required to transfer on its books any of such securities that have been sold or transferred in violation of any of the provisions of this Agreement, or to treat as the owner of such securities any transferee to whom such securities have been so transferred.


                                      ARTICLE 5

                 CONDITIONS TO INVESTOR'S OBLIGATIONS AT THE CLOSING


    The obligations of the Investor under Section 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

    5.1 REPRESENTATIONS AND WARRANTIES TRUE ON THE CLOSING DATE. The representations and warranties of the Company contained in Article 2 shall be true on and as of the Closing with the same force and effect as if they had been made at the Closing.

    5.2 PERFORMANCE. The Company shall have conformed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before the Closing.

    5.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state, that are required in connection with the lawful issuance and sale of the Notes pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

    5.4 OPINIONS AND CERTIFICATES. All opinions of counsel to the Company and all corporate certificates or documents in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be in form and substance satisfactory to the Investor, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as Investor may reasonably request.

    5.5 DELIVERY OF CERTIFICATES. The Investor shall have received one or more Note certificates representing the Notes which the Investor is purchasing at the Closing.


                                      ARTICLE 6

                  CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING

    The obligations of the Company under Section 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions as to the Investor:

    6.1 REPRESENTATIONS AND WARRANTIES TRUE ON THE CLOSING. The representations and warranties of the Investor contained in Articles 3 and 4 shall be true on and as of the Closing with the same force and effect as if they had been made at the Closing.

    6.2 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Notes pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

    6.3 PAYMENT OF PURCHASE PRICE. Investor shall have delivered to the Company the total consideration for the Notes which the Investor is purchasing at the Closing.


                                      ARTICLE 7


                                        NOTES


    7.1 PRINCIPAL AND INTEREST PAYMENTS. The Company shall pay interest to the registered holders of the Notes (the "Holders") on the principal amount of the Notes outstanding from time to time at the time of the payment of the principal of the Notes commencing on the first such day to occur after Closing with respect to the purchase of such Note, at the rate of Ten Percent (10%) per annum, accruing from the date of issuance after as well as before maturity and default and after judgment. Accrued but unpaid interest shall bear interest at the rate of Ten Percent (10%) per annum until paid, commencing with the date on which such interest was due and payable. Unless earlier converted into Common Stock in accordance with Article 8 hereof, or accelerated in accordance with Article 11, the entire outstanding amount of the Notes and all accrued but unpaid interest shall be due and payable in full on October 31, 1997.

    7.2 REISSUE OF NOTES. No Note shall be reissued with respect to the principal amount of any Notes which are paid pursuant to this Agreement, and the Company shall cancel and terminate any Note which has been fully paid or presented to it for exchange pursuant to any of the provisions of this Agreement.

    7.3  REGISTRATION AND TRANSFER OF NOTES.

         (a) The Company shall, at all times while any Notes are outstanding, act as the registrar of the Notes and shall cause to be kept at its principal office in the City of Boulder, Colorado, or in such other place or places and by such other registrar or registrars, if any, as the Company may designate, a register in which shall be entered the names and addresses of the Holders of Notes and particulars of the Notes held by them respectively and of all transfers of Notes. The name of the Holder shall be noted on the Notes by the Company or other registrar.

         (b) No transfer of a Note shall be valid unless made by the Holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Company, upon compliance with the provisions of this Agreement and the Notes and such other requirements as the Company and/or other registrar may reasonably prescribe, and unless such transfer shall have been duly entered on the appropriate register and/or noted on such Note by the Company or other registrar. The person in whose name a Note is registered shall be deemed to be the owner thereof.

    7.4 EXCHANGES OF NOTES. Notes are issuable in denominations of Five Thousand Dollars ($5,000) and integral multiples thereof. Notes of any authorized denomination may be exchanged for Notes of any other authorized denomination or denominations, any such exchange to be for Notes of an equivalent aggregate principal amount, as requested by the Holders, and bearing the same interest rate and date of maturity as the original Notes. Any exchange of Notes may be made at the offices of the Company or at the offices of any registrar where a register is maintained for the Notes pursuant to the provisions of Section 7.3. Any Notes tendered for exchange together with a sum sufficient to cover any tax or other governmental charge payable in connection with the transfer shall be surrendered to the Company or appropriate registrar and shall be canceled.

                                       ARTICLE 8

                                       CONVERSION

    8.1 RIGHT OF CONVERSION. At any time after issuance and prior to maturity, the Holders of the Notes shall have the right from time to time to convert all or a portion of the principal balance and interest thereof unpaid and outstanding from time to time into shares of the Common Stock of the Company; such conversion shall be made at the conversion price in effect at the time of conversion, determined as hereinafter provided (the "Conversion Price"). The initial Conversion Price shall be One Dollar Seventy-Five Cents ($1.75) per share; provided, however, at any time that the market value of a share of the Company's Common Stock as defined in Section 8.3(d) is less than Three Dollars Fifty Cents ($3.50), the Conversion Price shall be fifty percent (50%) of such market value. Such right of conversion is conditioned upon the Holder's agreement to convert a minimum principal amount of the Notes of Five Thousand Dollars ($5,000) at any time such Holder elects to exercise Holder's conversion rights unless, at the time the Holder elects to convert the Note, Holder holds less than Five Thousand Dollars ($5,000) in principal amount of the Notes, in which instance, the entire amount shall be converted.

    8.2  EXERCISE OF CONVERSION RIGHT.

         (a)  In order to exercise the conversion right provided in
    Section 8.1, a Holder of the Notes shall surrender the Notes at the office of the Company or other registrar appointed by the Company, together with a conversion notice in the form attached to the Note as Exhibit A thereto. Such Holder shall thereupon be deemed the holder of the underlying shares of Common Stock, and the principal amount so converted of such Notes shall be deemed to have been paid in full. No adjustments with respect to interest or dividends shall be made on the portion of any Note converted under this Section. Thereupon such Holder and/or, subject to the terms of this Agreement, including payment of all applicable stamp or security transfer taxes or other governmental charges, Holder's nominee(s) or assignee(s), shall be entitled to be entered in the books of the Company as of the Date of Conversion (or such later date as is specified in subsection 8.2(b)) as the holder of the number of shares of Common Stock into which the applicable principal amount of such Note is convertible in accordance with the provisions of this Article 8 and, as soon as practicable thereafter, the Company shall deliver to such Note Holder and/or, subject as aforesaid, the Holder's nominee(s) or assignee(s), a certificate or certificates for such shares of Common Stock and, if applicable, a check for any amount payable under
    Section 8.5.

         (b) For the purposes of this Article 8, a Note shall be deemed to be surrendered for conversion in the case of Section 8.1, on the date (herein called "Date of Conversion") on which it is surrendered by delivery to the Company at its principal office in Boulder, Colorado, or other registrar, if any, appointed by the Company and of which the Holder of the Note is notified in writing, and, in the case of a Note surrendered by mailing or other means of transmission, on the date on which it is received by the Company at its principal office in Boulder, Colorado, or other registrar, if any, appointed by the Company and of which the Holder of the Note is notified in writing; provided that if a
    Note is surrendered for conversion on a day on which the register of Common Stock is closed, the person or persons entitled to receive Common Stock shall become the holder or holders of record of such shares or Common Stock as at the date on which such register is next reopened.

         (c) Except as otherwise provided herein, any part, being Five Thousand Dollars ($5,000) or an integral multiple thereof, of a Note of a denomination in excess of Five Thousand Dollars ($5,000) may be converted as provided in this Article 8 and all references in this Agreement to conversion of Notes shall be deemed to include conversion of such parts.

         (d) The Holder of any Note of which part only is converted shall upon the exercise of its right of conversion, surrender the said Note to the Company or other registrar, if any, and the Company or other registrar, if any, shall cancel the same and shall without charge forthwith certify and deliver to the Holder a new Note or Notes in an aggregate principal amount equal to the unconverted part of the principal amount of the Note so surrendered, provided that such new Note(s) shall be issued only in denominations of Five Thousand Dollars ($5,000) or integral multiples thereof.

         (e) The Holder of a Note surrendered for conversion in accordance with this Section shall be entitled to receive accrued and unpaid interest on the principal amount thereof being converted, such interest to be paid at the time of the conversion of the Note either in cash or through the conversion thereof into Common Stock at the Conversion Price and as otherwise provided herein. The Common Stock issued upon such conversion shall rank only in respect of dividends declared in favor of shareholders of record on and after the Date of Conversion or such later date as such Holder shall become the holder of record of such Common Stock pursuant to subsection 8.2(b), from which applicable date they will for all purposes be and be deemed to be issued and outstanding as fully paid and nonassessable shares Common Stock.

    8.3 ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be subject to adjustment as follows:

         (a) In case the Company shall (i) pay a dividend in shares of its capital stock (other than an issuance of shares of capital stock to holders of Common Stock who have elected to receive a dividend in shares in lieu of cash), (ii) subdivide its outstanding shares of Common Stock,
    (iii) reduce, consolidate or combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Company, the conversion price in effect immediately prior thereto shall be adjusted to that amount determined by multiplying the Conversion Price in effect immediately prior to such date by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such date before giving effect to such division, subdivision, reduction, combination or consolidation or stock dividend and of which the denominator shall be the number of shares of Common Stock after giving effect thereto. Such adjustment shall be made successively whenever any such effective date or record date shall occur. An adjustment made pursuant to this subsection (a) shall become effective retroactively, immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, reduction, consolidation, combination or reclassification.

         (b) In case the Company shall issue rights or warrants to all or substantially all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (the "Offering Price") less than the Conversion Price at the record date mentioned below, the price per share at which the Notes may thereafter be converted into Common Stock shall be determined by dividing the price per share for which the Notes were theretofore convertible into Common Stock by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate Offering Price of the total number of shares so offered would purchase at such Conversion Price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective retroactively, immediately after the record date for the determination of shareholders entitled to receive such rights or warrants.

         (c) In case the Company shall distribute to all or substantially all holders of its Common Stock evidences of its indebtedness, shares of any class of the Company's stock other than Common Stock or assets (excluding cash dividends) or rights or warrants to subscribe (excluding those referred to in subsection (b) above), then in each such case the price per share at which the Notes may thereafter be converted into Common Stock shall be determined by dividing the price per share for which the Notes were theretofore convertible into Common Stock by a fraction, of which the numerator shall be the fair market value per share of Common Stock (as defined in subsection (d) below) on the date of such distribution and of which the denominator shall be such fair market value per share of the Common Stock, less the then fair market value (as determined by the board of directors of the Company, whose determination shall be conclusive, and described in a statement, which will have the applicable resolutions of the board of directors attached thereto, filed with the Company) of the portion of the assets or evidences of indebtedness or shares so distributed or of such subscription rights or warrants applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

         (d) For the purpose of any computation under subsections 8.1 and 8.3(c), the fair market value per share of Common Stock at any date shall be (i) the average of the mean of the closing bid and asked prices of the Common Stock for any 10 consecutive trading days commencing not more than 30 trading days before the relevant date, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD's Automated Quotation ("NASDAQ")), or, (ii) in the event the Common Stock is listed on a stock exchange or on the NASDAQ National Market (or other national market system), the fair market value per share shall be the average of the closing prices on the exchange or on the NASDAQ National Market System (or other national market system), as the case may be, for any 10 consecutive trading days commencing not more than 30 trading days before the relevant date, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the stock exchange, NASDAQ or other national market system).

         (e) If the Common Stock issuable upon the conversion of the Notes shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for in this
    Section 8.3), then, and in each such event, each Holder of Notes shall have the right thereafter to convert such Notes into the kind and amount of shares of Common Stock and other securities and property receivable upon such reorganization, reclassification, or other change by the Holders of the number of shares of Common Stock into which such Notes might have been converted, as reasonably determined by the Company's board of directors, immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

         (f) If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 8.3) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made as reasonably determined by the Company's board of directors so that the Holders of the Notes shall thereafter be entitled to receive upon conversion of such Notes, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation or sale, to which a Holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale.

         (g) The adjustments provided for in this Section 8.3 are cumulative and shall apply to successive divisions, subdivisions, reductions, combinations, consolidations, issues, distributions or other events contemplated herein resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one (1) percent in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this subsection (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         (h) Upon each adjustment of the Conversion Price, the Company shall give prompt written notice thereof addressed to the registered Holders at the address of such Holders as shown on the records of the Company, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of such Holder's Notes, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (i) In the event of any question arising with respect to the adjustments provided for in this Section 8.3, such question shall be conclusively determined by a firm of independent certified public accountants appointed by the Company (who may be the auditors of the Company) and acceptable to the holders of at least 50% of the principal amount of the Notes outstanding; such accountants shall have access to all necessary records of the Company and such determination shall be binding upon the Company, and the Note Holders.

    8.4 RESERVATION OF SHARES. The Company agrees that, so long as any Note shall remain outstanding, the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock for the purpose of issue upon conversion of the Notes, the full number of shares of Common Stock then issuable upon conversion of the Notes.

    8.5 FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Notes. If, upon conversion of any Note as an entirety, the registered Holder would, except for the provisions of this Section 8.5, be entitled to receive a fractional share of Common Stock, then an amount equal to such fractional share multiplied by the then fair market value of shares of the Company's Common Stock shall be paid by the Company to such registered Holder. For purposes of such valuation, fair market value shall be determined as provided by subsection 8.3(d) hereof.

    8.6 VALIDITY OF SHARES. The Company agrees that all shares of Common Stock which may be issued upon conversion of the Notes will, upon issuance, be legally and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

    8.7 SHAREHOLDER RIGHTS. Until conversion, and then only to the extent that a portion of the principal of the Notes remains unconverted, the Holders of the Notes shall have no rights as shareholders of the Company.

    8.8  NOTICE OF CERTAIN EVENTS.  If at the time:

         (a) the Company shall declare any dividend or distribution payable to the Holders of its Common Stock;

         (b) the Company shall offer for subscription pro rata to the Holders of Common Stock any additional shares of stock of any class or other rights;

         (c) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization; or

         (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give the registered Holders of the Notes written notice, by certified or registered mail, of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining shareholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the Holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the transaction in question and not less than twenty (20) days prior to the record date in respect thereto.

                                     ARTICLE 9

                                  SECURITY AGREEMENT

    9.1 GRANT OF SECURITY INTEREST. In order to secure the payment of the Notes and the performance by the Company of its obligations hereunder and such other obligations of the Company to the Note Holders which may arise from time to time during the term of the Notes (all of which are referred to herein as the "Obligations") the Company hereby grants to the Note Holders a security interest in certain real estate of the Company situated in the County of Kenosha, State of Wisconsin, such security interest to be in substantially the form of the Real Estate Mortgage attached hereto as Appendix B (the "Mortgage") (such property being hereinafter referred to as the "Collateral").

    9.2 FILINGS. The Company shall, at its expense, execute, deliver, file and record the Mortgage and other documents that are reasonably required in order to perfect the Note Holders' security interest in the Collateral. In the event that the Mortgage initially filed in connection with the Collateral is in an amount less than Three Hundred Fifty Thousand Dollars ($350,000), Investor agrees to consent to and to provide any and all written agreements necessary to file a new or amended Mortgage with respect to the Collateral, provided that such new or amended Mortgage is being filed in connection with the sale of Notes and is not more than Three Hundred FiftyThousand Dollars ($350,000).

    9.3 TERMINATION/AMENDMENT OF SECURITY INTEREST. Upon full and punctual payment and performance of the Obligations, the security interest created hereby shall terminate and all rights of the Note Holders in the Collateral shall revert to the Company. In the event that the Notes shall be amended to secure the payment of additional principal and interest on Pari Passu Indebtedness as provided in Article 10 below, the Note Holders' rights and interests in the Collateral shall be amended, all as more fully set forth in
Article 10.


                                      ARTICLE 10

                               PARI PASSU INDEBTEDNESS

    10.1 PARI PASSU INDEBTEDNESS. In the event that the Company has obtained a commitment for funding in addition to the funding to be provided by the issuance of the Notes in an amount not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000) (such additional indebtedness being herein referred to as the "Pari Passu Indebtedness") and such commitment is contingent upon the Pari Passu Indebtedness being secured by a mortgage on the property subject to the Mortgage, Note Holder shall, as long as any such indebtedness is not convertible into shares of the Company's Common Stock prior to July 31, 1997, agree and consent to an amendment to the Mortgage or the issuance of a new or substituted mortgage with respect thereto, which amended, new or substituted mortgage provides that the subject property shall secure payment of the Pari Passu Indebtedness as well as the Note on a pro-rata basis, so long as Note Holder is given an equal and pro-rata interest in any additional security interest to be made available to the holders of the Pari Passu Indebtedness.

    10.2 TERMS OF PARI PASSU INDEBTEDNESS. It shall not be necessary for any consent of Note Holders under this Article 10 to approve the particular form of any proposed Pari Passu Indebtedness, but it shall be sufficient if such consent approves the substance thereof.


                                      ARTICLE 11

                                       REMEDIES


    11.1 EVENTS OF DEFAULT. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of this Article

11 or be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest upon any Note when the same becomes due and payable, and continuance of such default for a period of thirty (30) days;

         (2) default in the payment of the principal of any Note when the same becomes due and payable;

         (3) default in the performance, or breach, of any covenant or warranty of the Company in this Agreement (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of thirty (30) days after there has been given, by registered or certified mail, to the Company by the Holders of at least Ten Percent (10%) in principal amount of the outstanding Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

         (4) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of thirty (30) consecutive days; or

         (5) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

    11.2 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default occurs and is continuing, then and in every such case the Holders of not less than Twenty-five Percent (25%) in principal amount of the Notes outstanding may declare the principal of all the Notes to be immediately due and payable, by a notice in writing to the Company and upon any such declaration such principal shall become immediately due and payable.

    11.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY HOLDERS. The Company covenants that if:

         (1) default is made in the payment of interest on any Note when such interest becomes due and payable, or

         (2) default is made in the payment of the principal of any Note at the maturity thereof,

the Company, will, upon demand of the Holders hereof pursuant to
Section 11.2, pay to such Holders, the whole amount then due and payable on this Note for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Note.

    If the Company falls to pay such amounts forthwith upon such demand, the Holder may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon this Note and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon this Note, wherever situated.

    11.4 REMEDIES WITH RESPECT TO COLLATERAL ON DEFAULT. If an Event of Default occurs and is continuing, then and in every such case the Holders of not less than Twenty-five Percent (25%) in principal of the Notes outstanding may, in addition to their other rights hereunder and in the Mortgage, exercise any one of the following rights and remedies with respect to the
Collateral: (1) exercise and enforce any and all of the rights and remedies available after default to a secured party under the Uniform Commercial Code as adopted in Wisconsin. For the purposes hereof, notice to the Company of any public or private sale or any other disposition of the Collateral or any other action shall be deemed commercially reasonable if given at least ten (10) calendar days prior to the date of such disposition or other action;
(2) with respect to any portion of the Collateral constituting a right to payment, notify the person or entity obligated to make such payment that such right has been assigned to the Note Holders for security and shall be paid directly to the nominee of the Note Holders. The Company will join in giving such notice if requested by the Note Holders. At any time after the occurrence of an Event of Default, the Note Holders may, but need not,
(i) demand, sue for, collect or receive any money or property constituting the Collateral which is payable to the Company, or grant an extension to, compromise, settle, modify, waive, amend or change such obligation; and
(ii) give receipt for any payment received from such obligor, which receipt shall be deemed conclusive evidence of such payment as against the Company.

    11.5 UNCONDITIONAL RIGHT OF NOTE HOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Subject to the provisions of this Agreement, the Holder of any Note shall have the right which is absolute and unconditional to receive payment of the principal of and interest on such Note on the respective dates expressed in such Note and to institute suit for the enforcement of any such payment and such right shall not be impaired without the consent of such Holder.

    11.6 RESTORATION OF RIGHTS AND REMEDIES. If any Note Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Note Holder, then and in every such case the Company and the Note Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Note Holder shall continue as though no such proceeding had been instituted.

    11.7 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Note Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

    11.8 DELAY OR OMISSION NOT WAIVER. No delay or omission of the Holder of this Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law or the Holder may be exercised from time to time, and as often as may be deemed expedient, by such Holder.

    11.9 WAIVER OF PAST DEFAULTS. The Holders of a majority in principal amount of the outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

         (1)  in the payment of the principal of or interest on any Note; or

         (2) in respect of a covenant or provision of this Agreement which under Article 12 cannot be modified or amended without the consent of the Holder of each outstanding Note affected.

    Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                    ARTICLE 12

                       SUPPLEMENTAL AGREEMENTS REGARDING NOTES

    12.1 SUPPLEMENTAL AGREEMENTS WITH CONSENT OF NOTE HOLDERS. With or without notice to any Note Holder but with the consent of the Holders of not less than 75% in principal amount of the then outstanding Notes, the Company, when authorized by a duly adopted board resolution, and the Note Holders may enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Notes under this Agreement; provided, however, that no such supplemental agreement as it relates to the Notes and the terms and conditions thereof shall, without the consent of the Holder of each outstanding Note affected thereby:

         (1) change the date of maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon, or change the coin or currency in which, the principal of any Note or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the date of maturity thereof;

         (2) reduce the percentage in principal amount of the outstanding Notes, the consent of whose Holders is required for any such supplemental agreement or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Agreement or certain defaults hereunder and their consequences) provided for in this Agreement;

         (3)  modify any of the provisions of this Section or
    Section 11.2, except to increase any such percentage or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of the Holder of each Note affected thereby; or

         (4) adversely affect the right to convert the Notes as provided in Article 8 hereof.

    It shall not be necessary for any consent or authorization of Note Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such consent or authorization shall approve the substance thereof.

    12.2 EFFECT OF SUPPLEMENTAL AGREEMENTS. Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every holder of Notes theretofore or thereafter delivered hereunder shall be bound thereby.

    12.3 REFERENCE IN NOTES TO SUPPLEMENTAL AGREEMENTS. Notes delivered after the execution of any supplemental agreement pursuant to this Article may bear a notation as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the board of directors, to any such supplemental agreement may be prepared, executed and delivered by the Company in exchange for outstanding Notes.


                                      ARTICLE 13

                                      COVENANTS


    13.1 PAYMENT OF PRINCIPAL, PREMIUMS AND INTEREST. The Company will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Agreement.

    13.2  MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST.

         (a) COMPANY AS PAYING AGENT. While the Company acts as its own paying agent, it will, on or before each due date of the principal of, and premium, if any, or interest on any of the Notes, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay the principal, and premium, if any, or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided.

         (b) OUTSIDE PAYING AGENT. Whenever the Company shall have one or more paying agents, it will, on or prior to each due date of the principal of, and premium, if any, or interest on any Notes, deposit with, or make available to, the paying agent a sum sufficient to pay the principal, or interest so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, or interest.

    13.3 CORPORATE EXISTENCE. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, including the corporate existence of any successor corporation, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Note Holders.


                                      ARTICLE 14

                                    MISCELLANEOUS


    14.1 REGISTRATION RIGHTS. The Company will use its best efforts to cause the shares of Common Stock issued upon conversion of the Notes (the "Registerable Securities") to be registered with the Securities and Exchange Commission, at the Company's expense, under the 1933 Act prior to May 31, 1997. The Company will use its best efforts to keep such Registration Statement effective until the earlier of April 30, 1999 or until all of the Registerable Securities have been sold pursuant to such Registration Statement.

    14.2 SURVIVAL OF WARRANTIES. The warranties, representations and covenants contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing(s) and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Company or the Investors, as the case may be.

    14.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties, and no party shall be liable or bound to another party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

    14.4 GOVERNING LAW. This Agreement (other then Appendix B) shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents entered into and to be performed entirely within Colorado.

    14.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    14.6 NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or seven (7) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the Company at 4440 Arapahoe Road, Suite 200,

Boulder Colorado 80303, and to the Investor at the address specified below or at such other address as a party may designate by ten (10) days' advance written notice to the other parties.

    14.7 EFFECT OF AMENDMENT OR WAIVER. The Investor hereby acknowledges that, by the operation of Articles 10, 11 and 12 hereof, the Holders of Notes have certain rights and powers to diminish or change certain rights of the Holders of Notes, including Holders who have not agreed or consented thereto, under this Agreement.

    14.8 RIGHTS OF INVESTORS. Each Holder of Notes shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement or any Note or share of Common Stock, including without limitation the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such holder shall not incur any liability to any other holder or holders of such securities with respect to exercising or refraining from exercising any such right or rights.

    14.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

    14.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The term this "Agreement" as used herein includes this and similar Subscription and Purchase Agreements entered into in connection with the offering of up to $350,000 aggregate principal amount of Notes.


                                      ARTICLE 15


                                     SUBSCRIPTION

    15.1 OFFERING. The minimum subscription per Investor permitted in this Offering is $10,000; provided, however, that the Company may, in its sole discretion, lower the minimum investment in accordance with applicable law.

    15.2 SUBSCRIPTION AMOUNT. The undersigned hereby subscribes for $_____________ in principal amount of Notes and shall tender at Closing a certified check or bank draft in such amount payable to the Company in full payment for such subscription.

    15.3 RESALE COMPLIANCE. The undersigned agrees to comply with the 1933 Act and the rules and regulations promulgated thereunder, and any other relevant securities legislation and policies governing the purchase, holding and resale of the Notes subscribed for, including, without limitation, applicable state blue sky laws.

    The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

Entered into this ____ day of April, 1997.


                                 ---------------------------------------------
                                           (Name) (Please Print)

                                 ---------------------------------------------
                                                 (Signature)

                                 ---------------------------------------------
                                               (Mailing Address)

                                 ---------------------------------------------
                                         (Registration Instructions)

                                 ---------------------------------------------
                                  (Social Security or Tax Identification No.)




    THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE _____ DAY OF APRIL
1997.

                                 RENAISSANCE ENTERTAINMENT CORPORATION



                                 By:
                                    ------------------------------------------
                                    Charles S. Leavell
                                    Chief Executive Officer

                                                                     APPENDIX A



THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NO REGULATORY BODY HAS ENDORSED THESE SECURITIES. NO SALE OR DISTRIBUTION OF THE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AND APPLICABLE STATE BLUE SKY LAWS.


THIS NOTE IS TRANSFERABLE ONLY IN THE NOTE REGISTER OF THE COMPANY, UPON SURRENDER OF THIS NOTE FOR THE TRANSFER TO THE NOTE REGISTRAR DULY ENDORSED BY, OR ACCOMPANIED BY A WRITTEN INSTRUMENT OF TRANSFER IN FORM SATISFACTORY TO THE NOTE REGISTRAR DULY EXECUTED BY, THE REGISTERED HOLDER HEREOF OR HIS ATTORNEY DULY AUTHORIZED IN WRITING, AND THEREUPON, SUBJECT TO THE TERMS HEREOF, ONE OR MORE NEW NOTES FOR THE SAME AGGREGATE PRINCIPAL AMOUNT WILL BE ISSUED TO THE DESIGNATED TRANSFEREE OR TRANSFEREES.


No A-                                                              $__________


                     RENAISSANCE ENTERTAINMENT CORPORATION

                          10% CONVERTIBLE SECURED NOTE


    THIS NOTE is one of a duly authorized issue of Notes of Renaissance Entertainment Corporation, a corporation duly organized and existing under the laws of the State of Colorado (the "Company"), designated as its 10% Convertible Secured Notes, in an aggregate principal amount not exceeding $350,000, issued pursuant to that certain Subscription and Purchase Agreement dated April __, 1997, between the Company and the original purchasers of the Notes (the "Purchase Agreement"). Reference is hereby made to the Purchase Agreement for a complete description of the rights and obligations of, and limitations and restrictions on, the Company and the Holder of this Note.
The terms and conditions of the Note noted hereinafter are subject in every respect to the terms and conditions of the Purchase Agreement. In the event of a conflict between the provisions of this Note and the Purchase Agreement, the Purchase Agreement shall control.

    FOR VALUE RECEIVED, the Company promises to pay to ____________________ the registered holder hereof (the "Holder"), the principal sum of ______________________________________ ($___________), on October 31, 1997,
subject to acceleration in certain events, and to pay interest on October 31, 1997 on the principal sum outstanding from time to time after as well as before maturity and default and after judgment, at the rate of 10% per annum accruing from the date of initial issuance. All accrued and unpaid interest shall bear interest at the same rate as the due date of the interest payment until paid but shall not be subject to conversion. The interest and principal so payable on October 31, 1997, will, as provided in the Purchase Agreement, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the Company regarding registration and transfers of the Notes (the "Note Register") on the Payment Date; provided, however, that the Company's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Purchase Agreement. The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company will pay principal and interest on this Note by sending a check for such interest due, less any amounts required by law to be deducted, to the registered holder of this Note and addressed to such holder at the last address appearing on the Note Register. The forwarding of such check shall constitute a payment of principal and interest hereunder unless such check is not paid at par.

This Note is subject to the following additional provisions:

    1. The Notes are issuable in denominations of Ten Thousand Dollars ($10,000) and integral multiples thereof. As provided in the Purchase Agreement, the Notes are exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration of transfer or exchange; however, the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the transfer or exchange of this Note.

    2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments.

    3. This Note has been issued and, subject to the exercise of certain registration rights as provided in the Purchase Agreement, any shares of Common Stock issued upon conversion hereof, will be issued subject to investment representations and may be transferred or exchanged only as provided in the Purchase Agreement. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

    4. If an Event of Default occurs and is continuing, the Holders of not less than Twenty-five Percent (25%) in principal amount of the 10% Convertible Secured Notes then outstanding may declare the principal of all such Notes to be immediately due and payable in the manner and to the extent provided in the Purchase Agreement, and such declarations may be in certain events rescinded, in the manner and with the effect provided in the Purchase Agreement.

    5. Subject to the provisions of the Purchase Agreement, the Holder of this Note is entitled, at its option, at any time until maturity hereof to convert the principal amount of this Note and any accrued interest with respect thereto or any portion of the principal amount hereof and interest payable thereon which is at least Five Thousand Dollars ($5,000) or, if at the time of such election to convert the aggregate principal amount of all Notes registered to the Holder is less than Five Thousand Dollars ($5,000), then the whole amount thereof, into shares of Common Stock of the Company at a conversion price equal to the lesser of One Dollar Seventy-Five Cents ($1.75) per share or 50% of the then market price (as defined in the Purchase Agreement) of a share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Purchase Agreement), upon surrender of this Note to the Company at its office in Boulder, Colorado, with the form of conversion notice attached hereto as Exhibit A executed by the Holder of this Note evidencing such Holder's intention to convert this Note or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Accrued but unpaid interest is subject to conversion. As provided in the Purchase Agreement, the conversion price is subject to adjustment in certain events. Subject to the foregoing, no adjustment is to be made upon any conversion for dividends on securities issued on such conversion or for interest accrued hereon. As further provided in the Purchase Agreement, in the case of any capital reorganization, certain reclassifications of the Common Stock, the consolidation or merger of the Company with or into any other corporation or the disposition of the properties and assets of the Company, as, or substantially as, an entirety to any other corporation, this Note shall thereafter cease to be convertible into Common Stock and shall be convertible into the shares of stock or other securities or property (including cash) to which the holders of Common Stock are entitled upon such capital reorganization, reclassification, consolidation, merger or disposition. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but an adjustment in cash will be made for any fractional interest as provided in the Purchase Agreement.

    6. The Purchase Agreement contains provisions permitting the Holders of a majority of the aggregate principal amount of all such Notes at the time outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Purchase Agreement and certain past defaults under the Purchase Agreement and their consequences. Any such consent or waiver shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

    7. No reference herein to the Purchase Agreement and no provision of this Note or of the Purchase Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place and rate, and in the coin or currency, herein prescribed. This Note and all other Notes now or hereafter issued under the Purchase Agreement are direct obligations of the Company. This Note ranks equally and ratably with all other Notes now or hereafter issued under the Purchase Agreement.

    8. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Purchase Agreement or any Purchase Agreement supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

    9. The Holder of this Note, by acceptance hereof, agrees that this Note is being and any shares of Common Stock acquired pursuant to the conversion of this Note will, unless such condition is waived by the Company, be acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or such Common Stock except under circumstances which will not result in a violation of the 1933 Act or any applicable state Blue Sky law. This Note and any certificate for shares of Common Stock issued upon conversion hereof, unless such requirement is waived by the Company, shall bear a legend in substantially the following form:

    THE SECURITIES DESCRIBED HEREIN, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT",) OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NO SALE OR DISTRIBUTION OF THESE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AND APPLICABLE STATE BLUE SKY LAWS.

    10. All terms used in this Note which are defined in the Purchase Agreement shall have the meanings assigned to them in the Purchase Agreement.

    11. This Note shall be governed by and construed in accordance with the laws of the State of Colorado.

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


                                     RENAISSANCE ENTERTAINMENT CORPORATION


                                     By:__________________________________
                                              Charles S. Leavell
                                        Chairman of the Board of Directors
                                           and Chief Executive Officer
Dated April ___, 1997
GP:375352 v1

                                  EXHIBIT A

                             NOTICE OF CONVERSION


TO:  RENAISSANCE ENTERTAINMENT CORPORATION

    The undersigned Holder of this Note hereby irrevocably elects to convert this Note, or portion hereof (which is at least $5,000, unless the undersigned holds Notes aggregating less than $5,000, in which event, the amount converted shall be the entire amount of principal of such Notes) below designated, into shares of Common Stock of Renaissance Entertainment Corporation in accordance with the terms of the Purchase Agreement dated April 14, 1997, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes, if any, payable with respect thereto.

Dated _____________________
                                       _______________________________________
                                                Signature of Holder

                                       Principal Amount to be Converted

                                       _______________________________________


THE NOTES AND SHARES OF COMMON STOCK ACQUIRED UPON CONVERSION THEREOF ARE TRANSFERABLE ONLY AS PROVIDED IN THE PURCHASE AGREEMENT.

Provide the following information if shares of Common Stock and/or Notes are to be issued otherwise than to the Holder. Please print name and address (including zip code) of other person.


                                       _______________________________________

                                       _______________________________________
                                       _______________________________________


                                       _______________________________________
                                       Social Security or Other Taxpayer
                                              Identifying Number


GP:375352 v1

                                                                    APPENDIX B

                                    MORTGAGE DEED
                                         AND
                                  SECURITY AGREEMENT
                                         AND
                             FIXTURE FINANCING STATEMENT


      THIS INDENTURE, made this _______ day of _______, 1997, by and between Renaissance Entertainment Corporation, a Colorado corporation, having its principal office at 4410 Arapahoe Avenue, Suite 200, Boulder, Colorado 80303 ("Mortgagor"), and _____________________, ____________________ and
___________________ (collectively "Mortgagee"),


                                 W I T N E S S E T H:

    That Mortgagor, in consideration of the sum of _________________________ and 00/100THS ($__________________) DOLLARS, the receipt whereof is hereby acknowledged, and all additions, increases, modifications and renewals thereof does hereby GRANT, BARGAIN, SELL, MORTGAGE, WARRANT AND CONVEY unto Mortgagee, its successors and assigns, forever, all that tract or parcel of land situate in the County of Kenosha, and State of Wisconsin, described in Exhibit A attached hereto and by this reference made a part hereof, (the "Land");

    TOGETHER with all of the buildings and improvements of every kind and description now or hereafter located on the Land (the "Improvements");

    TOGETHER with all of the following property, rights and interests (the Land, the Improvements and such property, rights and interests being collectively called the "Premises"):

        (a) Mortgagor's right, title and interest, including all mineral and water rights as well as any after-acquired title or reversion, in and to the beds of the ways, roads, streets, avenues and alleys adjoining the Land; and

        (b) all and singular the tenements, hereditaments, easements, appurtenances, passages, waters, water rights, water courses, riparian rights, other rights, liberties and privileges thereof or in any way now or hereafter appertaining thereto, including homestead and any other claim at law or in equity as well as any after-acquired title, franchise or license and the reversion and reversions and remainder and remainders thereof; and

        (c) all rents, issues, proceeds and profits accruing and to accrue from the Premises; and

        (d) all materials intended for construction, reconstruction, alteration and repair of the Improvements, all of which materials shall be deemed to be included within the Premises immediately upon the delivery thereof to the Premises and all fixtures and articles of personal property now or hereafter owned by Mortgagor and attached to or contained in and used in connection with the Premises, including, but not limited to, all furniture, furnishings, apparatus, machinery, motors, transformers, elevators, fittings, radiators, gas ranges, ovens, dishwashers, ice boxes, mechanical refrigerators, awnings, shades, screens, blinds, office equipment, carpeting, furniture and other furnishings, and all plumbing, heating, fireplaces, and fireplace equipment, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air-conditioning and sprinkler equipment, cabanas, swimming pool equipment and fixtures and all appurtenances to any of the foregoing; and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to the Improvements in any manner; it being mutually agreed that all the aforesaid property owned by Mortgagor and placed by it on the Premises shall, so far as permitted by law, be deemed to be affixed to the realty, security for the said indebtedness and covered by this Mortgage.

        (e) All proceeds of any insurance payable to Mortgagor and all subsequent owners of the Premises as a result of the damage or destruction thereto.

        (f) Together with all awards and other compensation hereafter paid to Mortgagor and all subsequent owners of the Premises for any taking by eminent domain or condemnation, either permanent or temporary, of all or any part of the Premises or any easement or appurtenance thereof, including severance and consequential damages and change in grade of streets, and any conveyance by private sale in lieu thereof.

    This Mortgage shall also constitute a security agreement as defined in the Uniform Commercial Code with respect to (and the Mortgagor hereby grants Mortgagee a security interest in) all personal property and fixtures owned by Mortgagor and included in the Premises. The Mortgagor shall, from time to time, at the request of Mortgagee, execute any and all financing statements covering such personal property and fixtures (in a form satisfactory to Mortgagee) which Mortgagee may reasonably consider necessary or appropriate to perfect its security interest. The Mortgagor will pay to Mortgagee, on demand, the amount of any and all costs and expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by Mortgagee in connection with the exercise of any right or remedy referred to in this paragraph. As to those items of collateral described in this Mortgage that are or are to become fixtures, it is intended that THIS MORTGAGE SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING from the date of its filing in the real estate records of the County where the Premises are situated. The name of the record owner of the Premises is the Mortgagor set forth in page one of this Mortgage. Information concerning the security interest created by this instrument may be obtained from Mortgagee, as secured party, at its address as set forth in page one of this Mortgage. The address of the Mortgagor, as debtor, is as set forth in page one to this Mortgage. The Mortgagor's federal identification number is 84-1094630. This document covers goods which are or are to become fixtures. Upon the occurrence of a default, the giving of any required notice and the expiration of any applicable grace or cure period, Mortgagee may, at its option, sell or otherwise dispose of such personal property and fixtures by public or private proceedings, separate from or together with the sale of the Premises, in accordance with the provisions of the Wisconsin Uniform
Commercial Code, and Mortgagee may with respect to such fixtures or personal property, exercise any other rights or remedies of a secured party under the Wisconsin Uniform Commercial Code. Unless such personal property and/or fixtures are perishable or threatened to decline speedily in value or are of a type customarily sold on a recognized market, Mortgagee shall give
Mortgagor at least ten (10) days prior written notice of the time and place of any public sale of such fixtures or personal property or other intended disposition thereof. Upon occurrence of any event of default, the Mortgagee reserves the option, pursuant to the appropriate provisions of the Wisconsin Uniform Commercial Code to proceed with respect to such personal property and/or fixtures as part of the Premises in accordance with its rights and remedies with respect to the Premises, in which event the default provisions of the Wisconsin Uniform Commercial Code shall not apply.

    TO HAVE AND TO HOLD the same unto Mortgagee and its successors and assigns forever.

    AND MORTGAGOR COVENANTS AND WARRANTS that Mortgagor is lawfully seized of an indefeasible estate in fee simple of the Premises; that the same is free from all encumbrances and liens whatsoever, except the "Permitted Exceptions" identified on Exhibit B hereto, that Mortgagor has good and legal right, power and authority to so convey the same and that Mortgagor and its successors and assigns in interest will forever WARRANT AND DEFEND the title of the Premises and the lien and priority of this Mortgage against the lawful claims and demands of all persons whomsoever, subject to the Permitted Exceptions; and that Mortgagor will execute, acknowledge and deliver all and every such further assurances unto Mortgagee of the title to all and singular the Premises hereby conveyed and intended so to be, or which Mortgagor may be or shall become hereinafter bound so to do. All such covenants and warranties shall run with the land solely for the benefit of Mortgagee, its successors and assigns.

    PROVIDED, NEVERTHELESS, that if Mortgagor shall well and truly pay to Mortgagee, or order, the principal sum of ____________________________ and 00/100THS ($________________) DOLLARS, evidenced by: (i) that certain 10% Convertible Secured Note dated _____________, 1997 and issued by Mortgagor to __________________________ ; (ii) that certain 10% Convertible Secured Note dated ___________, 1997 and issued by Mortgagor to __________________; and (iii)
that certain 10% Convertible Secured Note dated __________, 1997 and issued to _________________ (collectively the "Notes") with interest on such principal sum from the date of the Notes at the rate specified in the Notes. The Notes are being issued, respectively, pursuant to: (i) that certain Subscription and Purchase Agreement dated as of _____________ , 1997 and executed between Mortgagor and ___________________; (ii) that certain Subscription and Purchase Agreement dated as of ___________, 1997 and executed between Mortgagor and __________________; and that certain Subscription and Purchase Agreement dated
_____________, 1997 and executed between Mortgagor and _____________________
(collectively the "Subscription Agreements"). The Notes mature not later than October 31, 1997. The provisions of the Notes are incorporated herein by reference.

    AND PROVIDED, that if Mortgagor shall fully perform all of the terms, covenants, conditions and warranties of this Mortgage, then this indenture is to be NULL AND VOID and shall be released of record at the expense of Mortgagor, OTHERWISE to remain in full force and effect.

    MORTGAGOR FURTHER COVENANTS AND AGREES AS FOLLOWS:

    1. To pay promptly the principal of, premium, if any, and interest, fixed, contingent or otherwise, on the indebtedness evidenced by the Notes together with all other sums arising under the Notes, the Subscription Agreements and this Mortgage and secured hereby, at the times and in the manner herein and in the Notes provided.

    2. To keep the Premises free from statutory liens of every kind; to pay, (except when payment for all such items has been made under Paragraph 3 hereof) before delinquent and before any interest or penalty for non-payment attaches thereto, all taxes, assessments, water rates, sewer rentals and other governmental charges, fines, or impositions of every nature and to whomever assessed that may now or hereafter be levied or assessed upon the Premises or any part thereof, or upon the rents, issues, income or profits thereof, whether any or all said taxes, assessments, water rates, sewer rentals or charges, fines or impositions be levied directly or indirectly or as excise taxes or income taxes; to deliver to Mortgagee, at least ten (10) days before delinquent, receipted bills evidencing payment therefor; to pay in full, under protest in the manner provided by statute, any tax, assessment, rate, rental, fine, imposition or charge aforesaid which Mortgagor may desire to contest; and in the event of the passage, after the date of this Mortgage, of any law of the State of Wisconsin, deducting from the value of land for the purpose of taxation, any lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgage for state or local purposes, or the manner of the collection of any such taxes, so as to impose a tax or otherwise to affect this Mortgage, or upon the rendition of any Court of competent jurisdiction of a decision that any undertaking by Mortgagor as in this paragraph or elsewhere in this Mortgage provided is legally inoperative, then the principal indebtedness together with accrued interest and all other sums due hereunder (but not including any prepayment premium) and under the Notes will be due and payable at the election of Mortgagee thirty (30) days' after written notice to the Mortgagor, of such election, provided, however, said option and right shall be unavailing and the Notes and Mortgage shall remain in effect as though said law had not been enacted, if, notwithstanding such law, Mortgagor lawfully may pay any such tax or taxes assessment, rate, rental, fine, imposition or charge to or for Mortgagee and does in fact pay same when payable. An assessment which is payable in installments at the application of Mortgagor or any lessee of the Premises shall nevertheless, for the purpose of this paragraph, be deemed due and payable in its entirety on the day the first installment becomes due and payable or a lien unless Mortgagee agrees that such assessment may be paid in installments, which agreement shall not be unreasonably withheld. Except when payment has been made under Paragraph 3 hereof, Mortgagor shall deliver to Mortgagee receipted bills evidencing payment of such installments at least ten
(10) days before delinquent. In the event of a default under this Mortgage, including a default under the foregoing, Mortgagee shall have the option, in addition to its other remedies, to require the

Mortgagor to pay immediately the outstanding balance of any assessments being paid in installments.

    3. To keep the Improvements insured against loss or damage resulting from fire, windstorm and other hazards, casualties and contingencies (including but not limited to War Risk Insurance, if available) in an amount equal to the replacement cost thereof, and to pay promptly, when due, any premiums on such insurance. All insurance policies shall be in such form and with such endorsements as shall be reasonably acceptable to Mortgagee and shall be carried in companies approved by Mortgagee and policies and renewals, marked 'Paid', shall be delivered to Mortgagee at least ten (10) days before the expiration of the old policies and shall have attached thereto standard non-contributing mortgagee clause (in favor of and, subject to the rights of the prior mortgage holder, entitling Mortgagee to collect any and all of the proceeds payable under all such insurance) as well as standard waiver of subrogation endorsement, all to be in form acceptable to Mortgagee. In the event of a change in ownership or occupancy of the Premises immediate notice thereof by mail shall be delivered by Mortgagee to all insurers and in the event of loss, Mortgagor will give immediate notice by mail to Mortgagee. The Mortgagor hereby authorizes Mortgagee, at its option, but subject to the rights of the prior mortgage holder, to collect, adjust and compromise any losses under any of the insurance aforesaid and after deducting costs of collection to apply the proceeds at its option as follows: (1) As a credit upon any portion as selected by Mortgagee, of the indebtedness secured hereby, or (2) To restoring the improvements in which event Mortgagee shall not be obligated to see the proper application thereof nor shall the amount so released or used be deemed a payment on any indebtedness secured hereby, or (3) To deliver same to the owner of the premises. In the event of foreclosure of this Mortgage, or other transfer of title to the Premises in extinguishment of the indebtedness secured hereby, all right, title and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee of the Premises subject to the rights of the prior mortgage holder. Mortgagor shall not carry separate insurance, concurrent in kind or form and contributing, in the event of loss, with any insurance policies required hereunder. Mortgagor shall at all times be in compliance with the terms and provisions of all insurance policies required hereunder or in fact maintained by Mortgagor with respect to the Premises whether or not required hereunder.

    That notwithstanding any provisions herein to the contrary and in particular the foregoing provisions of this Section 3, in the event of any such loss or damage as therein described to the improvements upon the Premises, it is hereby understood, covenanted and agreed that, subject to the rights of the prior mortgage holder, the Mortgagee shall make the proceeds received under any such insurance policies as therein described available for the restoration of the improvements so damaged, subject to the following conditions: (a) that Mortgagor is not then in default under any of the terms, covenants and conditions hereof; (b) that Mortgagee shall first be given satisfactory proof that such improvements have been fully restored or that by the expenditure of such money will be fully restored, free and clear of all liens, except as to the lien of this Mortgage; (c) that in the event such proceeds shall be insufficient to restore or rebuild the said improvements, Mortgagor shall deposit promptly with Mortgagee funds which, together with the insurance proceeds, shall be sufficient to restore and rebuild the said Premises; (d) that in the event Mortgagor shall fail within a reasonable time, subject to delays beyond its control, to restore or rebuild the said improvements, then Mortgagee, at its option, may restore or rebuild the said improvements for or on behalf of the Mortgagor and for such purpose may do all necessary acts; (e) that the excess of said insurance proceeds above the amount necessary to complete such restoration shall be applied as hereinbefore provided as a credit upon any portion as selected by Mortgagee, of the indebtedness secured hereby; and (f) the holder of the prior mortgage on the Premises, if the same remains unsatisfied at such time, has consented to making such proceeds available for restoration.
In the event any of the said conditions are not or cannot be satisfied, then the alternate disposition of such insurance proceeds as provided above in this Section 3 shall again become applicable.

    Under no circumstances shall Mortgagee become personally obligated to take any action to restore or rebuild the said improvements. In the event of foreclosure of this Mortgage, or other transfer of title to the Premises in extinguishment of the indebtedness secured hereby, subject to the rights of the prior mortgage holder, all right, title and interest of the Mortgagor, in and to any insurance policies then in force, and to the proceeds of any such policies, shall pass to the purchaser or grantee.

    4. The Premises are subject to a prior Real Estate Mortgage in favor of Bank One, Kenosha, NA more fully described in Exhibit B hereto. Mortgagor agrees that it will timely pay and perform all things required to be paid and performed pursuant to said Real Estate Mortgage and the note or notes secured thereby. In the event that Mortgagor shall fail to pay or perform anything so required pursuant to said Real Estate Mortgage and note or notes, Mortgagee shall have the right, but shall have no obligation, to pay or perform the same and the amount so paid or the cost of any such performance together with interest thereon at the rate provided in the Notes, shall be repayable by the Mortgagor without demand and shall be an additional lien upon the Premises prior to any right, title, interest or claim attaching or accruing subsequent to the lien of this Mortgage and shall be secured by and collectible as a part of this Mortgage.

    5. To carry and maintain such liability and indemnity insurance (including, but without limitation, water damage and the so-called assumed and contractual liability coverage) as may reasonably be required from time to time by Mortgagee in forms, amounts and with companies satisfactory to Mortgagee. Such insurance policies shall name Mortgagee as an additional insured. Certificates of such insurance, premiums prepaid, shall be deposited with Mortgagee and shall contain provision for thirty (30) days' notice to Mortgagee prior to any cancellation thereof.

    6. That none of the Improvements shall be altered, removed or demolished nor shall any fixtures, appliances or articles of personal property on, in or about the Improvements be severed, removed, sold or mortgaged, without the consent of Mortgagee which may be withheld in Mortgagee's sole discretion except that such consent of Mortgagee shall not be required in the case of: (i) the severance, removal or sale of any fixtures, chattels or articles of personal property, provided that they are promptly replaced by similar fixtures, chattels and articles of personal property, at least equal in quality and condition as those replaced, free from any security interest in or encumbrance thereon or reservation of title thereto; and (ii) alterations, removals or demolitions done for the purpose of making improvements done in the ordinary course of operating the Premises as income producing property provided that any such alteration, removal or demolition costs less than $25,000; to permit, commit or suffer no waste, impairment or deterioration of the Premises or any part thereof; to keep and maintain the Premises and every part thereof in thorough repair and condition; to effect such repairs as Mortgagee may reasonably require and from time to time to make all needful and proper replacements so that the Premises will, at all times, be in good condition, fit and proper for the respective purposes for which they were originally erected or installed; to comply with all statutes, orders, requirements or decrees relating to the Premises by any federal, state or municipal authority; to observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including but not limited to zoning variances, special exceptions and non-conforming uses), privileges, franchises and concessions which are applicable to the Premises or which have been granted to or contracted for by Mortgagor in connection with any existing or presently contemplated use of the Premises; and to permit Mortgagee or its agents, at all reasonable times, to enter upon and inspect the Premises.

    7. To save Mortgagee harmless from all costs and expenses, including reasonable attorneys' fees, and costs of a title search, continuation of abstract and preparation of survey, incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body (excepting an action to foreclose or to collect the debt secured hereby) in and to which Mortgagee may be or become a party by reason hereof, including but not limited to condemnation, bankruptcy and administrative proceedings, as well as any other of the foregoing wherein proof of claim is by law required to be filed or in which it becomes necessary to defend or uphold the terms of and the lien created by this Mortgage, and all money paid or expended by Mortgagee in that regard, together with interest thereon from date of such payment at the rate set forth in the Notes shall be so much additional indebtedness secured hereby and shall be immediately and without notice due and payable by Mortgagor.

    8. That Mortgagor will give Mortgagee immediate written notice of the actual or threatened commencement of any proceedings under eminent domain affecting all or any part of the Premises or any easement therein or appurtenance thereof, including severance and consequential damage and change in grade of streets, and will deliver to Mortgagee copies of any and all papers served in connection with any such proceedings. Mortgagor further covenants and agrees, subject to the rights of the prior mortgage holder, to make, execute and deliver to Mortgagee, at any time or times upon request, free, clear and discharged of any encumbrances of any kind whatsoever except the rights of the holder of the prior mortgage, any and all further assignments and/or other instruments deemed necessary by Mortgagee for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter to be made to Mortgagor (including the assignment of any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for payment thereof) for any taking, either permanent or temporary, under any such proceedings.

    Mortgagor further agrees that should the Premises or any part thereof, including any easement or appurtenance thereof, be taken or damaged, permanently or temporarily, by reason of any public improvement or condemnation proceedings, including severance and consequential damage and change in grade of streets, or damage by earthquake or in any other manner, subject to the rights of the prior mortgage holder, Mortgagee shall be entitled to any compensation, award, payment or relief therefor and Mortgagor does hereby appoint Mortgagee its Attorney-in-Fact, coupled with an interest, and authorizes, directs and empowers such Attorney, at the option of the Attorney on behalf of the Mortgagor, its successors or assigns, to commence, appear in and prosecute, in its own name, any action or proceedings, to adjust or compromise any claim therefor and to collect and receive proceeds thereof, and to give proper receipts and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit on any portion, as selected by Mortgagee, of the indebtedness secured hereby notwithstanding the fact that the amount owing thereon may not then be due and payable hereunder or that the indebtedness is otherwise adequately secured, provided, however, that no prepayment premium shall be due in connection with any net proceeds applied to the indebtedness.

    9. That Mortgagor within five (5) days upon request by mail, will furnish a written statement duly acknowledged confirming the amount of the principal balance of the Notes and all interest accrued thereon and all other amounts due upon this Mortgage and whether any offsets or defenses exist against the mortgage debt.

    10. That upon default by Mortgagor in the performance or observance of any of the terms, covenants, conditions or warranties herein or in the Notes contained, after any notice required by the terms of the Notes and the expiration of any applicable cure or grace period, Mortgagee may, at its option, and whether electing to declare the whole indebtedness due and payable or not, perform the same without waiver of any other remedy, and any amount paid or advanced by Mortgagee in connection therewith or any other costs, charges or expenses incurred in the protection of the Premises and the maintenance of this lien including reasonable attorneys' fees, with interest thereon, at the rate set forth in the Notes shall be repayable by the Mortgagor without demand and shall be an additional lien upon the Premises prior to any right, title, interest or claim attaching or accruing subsequent to the lien of this Mortgage and shall be secured by and collectible as a part of this Mortgage.

    11. That upon any default by Mortgagor in the payment of the principal sum secured hereby or of any installment thereof, or of interest thereon, as they severally become due, or any default, in the performance or observance of any other term, covenant or condition in this Mortgage or in the Notes or in any instrument now or hereafter evidencing or securing said debt, and the continuance of any such default after the giving of any required notice and the expiration of any applicable grace period provided in Paragraph 33 of this Mortgage, then in any or either of said events, the whole indebtedness secured hereby together with accrued interest and all other sums due hereunder or under the Notes, shall, at the option of Mortgagee, become immediately due and payable together with interest at the rate set forth in the Notes and together with reasonable attorneys' fees and without relief from valuation or appraisement laws, and thereupon, or at any time during the existence of any such default, Mortgagee may exercise with respect to all personal property and fixtures which are a part of the Premises, all the rights and remedies accorded upon default to a secured party under the Uniform Commercial Code as in effect in the State of Wisconsin, and may proceed to foreclose this Mortgage by judicial proceedings, anything hereinbefore or in said Notes contained to the contrary notwithstanding, and any failure to exercise said option shall not constitute a waiver of the right to exercise the same at any other time. Mortgagee may become the purchaser at any such foreclosure sale, and for the purpose of making settlement or payment of the purchase price, shall be entitled to use the Notes and any claims for interest accrued and unpaid thereon, together with all other sums, with interest, advanced and unpaid hereunder, and all statutory charges for such foreclosure, including maximum attorney's fees allowed by law in order that there may be credited as paid on the purchase price the sums then due under the Notes including principal and interest thereon and all other sums, with interest, advanced and unpaid hereunder, and all charges and expenses of such foreclosure including attorneys' fees allowed by law.

    12. That upon default by Mortgagor as aforesaid and the election of acceleration by Mortgagee as aforesaid, Mortgagor does hereby authorize and empower Mortgagee forthwith to foreclose this Mortgage by sale of the Premises at public auction according to the statute in such case provided, and to apply the proceeds of the sale to pay all amounts then due on this Mortgage, including principal, interest and the amount of any taxes, assessments and insurance premiums and any other sum which may then be due to Mortgagee, and also to pay all costs and expenses of such foreclosure sale, including but not limited to attorneys' fees, cost of continuation of abstract, examination of title and title insurance, all of which costs, expenses and fees the Mortgagor agrees to pay.

    13. That in case of foreclosure of this Mortgage in any court of law or equity, whether or not any order or decree shall have been entered therein, and to the extent permitted by law, a reasonable sum as aforesaid shall be allowed for attorneys' fees of the plaintiff in such proceeding, for stenographers' fees and for all moneys expended for documentary evidence and the cost of a complete abstract of title and title report for the purpose of such foreclosure, such sums to be secured by the lien hereunder; and, to the extent permitted by law, there shall be included in any judgment or decree foreclosing this Mortgage and be paid out of said rents, issues and profits from the Premises or the proceeds of any sale made in pursuance of any such judgment or decree: (1) all costs and expenses of such suit or suits, advertising, sale and conveyance, including reasonable attorneys', solicitors' and stenographers' fees, outlays for documentary evidence and the cost of said abstract, examination of title and title report; (2) all moneys advanced by Mortgagee, if any, for any purpose authorized in this Mortgage, with interest as herein provided; (3) all the accrued interest and Default Interest remaining unpaid on the indebtedness hereby secured; (4) any Acceleration Premium then arising; and (5) all the said principal money remaining unpaid. The overplus of the proceeds, if any, shall be paid to the said Mortgagor on reasonable request, or as the court may direct.

    14. That in case of any foreclosure sale of the Premises, the same may be sold in one or more parcels. Mortgagor, for Mortgagor and all who may claim through or under Mortgagor, waives any and all right to have the Premises marshaled upon foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Premises sold as an entirety. Mortgagor agrees that to the extent permitted by law, this Mortgage may be foreclosed by Mortgagee at Mortgagee's option, pursuant to the provisions of Section 846.101, 846.102 and/or 846.103 of the Wisconsin statutes or any successor thereof.

    15. That the failure of Mortgagee to exercise the option for acceleration of maturity and/or foreclosure following any default as aforesaid or to exercise any other option granted to Mortgagee hereunder in any one or more instances, or the acceptance by Mortgagee of partial payments hereunder shall not constitute a waiver of any such default, but such option shall remain continuously in force. Acceleration of maturity, once claimed hereunder by Mortgagee, may, at the option of Mortgagee, be rescinded by written acknowledgment to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity.

    16. That in the event of foreclosure of this Mortgage, Mortgagor does hereby authorize and empower Mortgagee, its successors and assigns: (a) to pay all taxes, special assessments, assessments, water rates, sewer rentals and other governmental charges of every kind and nature that may then have been or that thereafter during the period of redemption from sale under such foreclosure may be levied or assessed upon the Premises or any part thereof; (b) to keep the Improvements insured and to pay the premiums therefor as required hereunder during the period of redemption from the sale under such foreclosure; and (c) to keep the Premises in thorough repair as required hereunder during the period of redemption of the sale from such foreclosure, and any amount so paid or advanced by Mortgagee under the authority of this paragraph, together with interest thereon at the rate set forth in the Notes, shall be an additional lien upon the Premises prior to any right, title, interest or claim thereon attaching or accruing subsequent to the lien of this Mortgage and shall be secured by and collectible as part of the within Mortgage.

    17   That at the option of Mortgagee, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to any insurance proceeds, award in condemnation or any intervening judgment lien) to any and all Leases of all or any part of the Premises upon the execution and recording in the offices of the County Recorder in and for Kenosha County, Wisconsin, by Mortgagee of a unilateral declaration to that effect.

    18. That the rights and remedies herein provided are cumulative and Mortgagee may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security or any right or remedy afforded by this Mortgage and no enumeration of special rights or powers by any provisions of this Mortgage shall be construed to limit any grant of general rights or powers, or to take away or limit any and all rights granted to or vested in Mortgagee by virtue of the laws of Wisconsin.

    19. The Mortgagor hereby waives, to the extent permitted by law, the benefits of all valuation, appraisement, homestead, exemption, stay and moratorium laws, now in force or which may hereafter become laws.

    20. That Mortgagee, without notice, and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior liens thereon, may release any part of the security described herein or any person liable for any indebtedness secured hereby without in any way affecting the priority of the lien of this Mortgage, to the full extent of the indebtedness remaining unpaid hereunder upon any part of the security not expressly released and may agree with any party obligated on said indebtedness or having any interest in the security described herein to extend the time for payment of any part or all of the indebtedness secured hereby. Such agreement shall not, in any way, release or impair the lien hereof, but shall extend the lien hereof as against the title of all parties having any interest in said security which interest is subject to said lien.

    21. In the event Mortgagee (a) releases, as aforesaid, any part of the security described herein or any person liable for any indebtedness secured hereby, (b) grants an extension of time of any payments of the debt secured hereby; (c) takes other or additional security for the payment thereof; (d) waives or fails to exercise any right granted herein or in the Notes, said act or omission shall not release the Mortgagor, subsequent purchasers of the Premises or any part thereof, or makers or sureties of this Mortgage or of the Notes, under any covenant of this Mortgage or of the Notes, nor preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in the event of any other default then made or any subsequent default.

    22. That nothing herein contained nor any transaction related thereto shall be construed or so operate as to require the Mortgagor to make any payment or to do any act contrary to law; that if any clauses or provisions herein contained operate or would prospectively operate to invalidate this Mortgage in whole or in part then such clauses and provisions only shall be held for naught, as though not herein contained, and the remainder of this Mortgage shall remain operative and in full force and effect. All notices, approvals, consents, requests and other communications required to be given hereunder shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or by personal delivery, to the addressees indicated in the opening paragraph of this Mortgage (or at such other place as either Mortgagor or Mortgagee, as the case may be, may, from time to time, designate in a written notice given to the other) and shall be deemed sufficiently served on the date of mailing thereof or on the date of personal delivery.

    23. That the Premises herein mortgaged being located in the State of Wisconsin, this Mortgage and the rights and indebtedness hereby secured shall, without regard to the place of contract or payment, be construed and enforced according to the internal laws of the State of Wisconsin.

    24. Mortgagor agrees that upon or any time (i) after the occurrence of a default hereunder, or (ii) during the period of redemption after foreclosure of this then in any such event, Mortgagee, shall upon application to the district court where the Premises or any part thereof is located by an action separate from the foreclosure or in the foreclosure action (it being understood and agreed that the existence of a foreclosure is not a prerequisite to any action for a receiver hereunder), be entitled to the appointment of a receiver for the Rents, profits and all other income of every kind which shall accrue and be owing for the use or occupation of the Premises or any part thereof. Mortgagee shall be entitled to the appointment of a receiver without regard to waste, adequacy of the security or solvency of Mortgagor or without the requirement of posting of any bond or security and without regard to the then value of the Premises. The Mortgagee hereunder or any holder of the Notes may be appointed as the receiver. The receiver, who shall be an experienced property manager, shall collect (until the indebtedness secured hereby is paid in full and, in the case of a foreclosure sale, during the entire redemption period) the Rents, profits and all other income of every kind, manage the Premises so to prevent waste, execute Leases within or beyond the period of the receivership if approved by the court and apply all Rents, profits and other income collected by the receiver to the following in such order as may be designated by Mortgagee:

           A. To the payment of all reasonable fees of the receiver, if any, approved by the court;

           B. To the repayment of tenant security deposits, with interest thereon, if required by applicable statutes;

           C. To the payment when due of, delinquent or current, real estate taxes or special assessments with respect to the Premises, or the periodic escrow for the payment of the same;

           D. To the payment when due of premiums for insurance of the type required hereby, or the periodic escrow for payment of the same, if any;

           E. To the payment of expenses for normal maintenance of the Premises; and

           F. If received prior to any foreclosure sale of the said Premises, to Mortgagee for payment of the indebtedness secured by this Mortgage, but no such payment made after acceleration of the indebtedness shall affect such acceleration;

           G. If received during or with respect to the period of redemption after a foreclosure sale of the said Premises:

               (1) If the purchaser at the foreclosure sale is not Mortgagee, first to Mortgagee to the extent of any deficiency of the sale proceeds to repay the indebtedness secured by this Mortgage, second to the purchaser as a credit to the redemption price, but if the said Premises are not redeemed, then to the purchaser of the said Premises;

               (2) If the purchaser at the foreclosure sale is Mortgagee, to Mortgagee, to the extent of any deficiency of the sale proceeds to repay the indebtedness secured by this Mortgage and the balance to be retained by Mortgagee as a credit to the redemption price, but if the said Premises are not redeemed, then to Mortgagee, whether or not any such deficiency exists.

    As provided in applicable statutes, Mortgagee shall have the right at any time and without limitation to advance money to the receiver to pay any part of or all of the items which the receiver should otherwise pay if cash were available from the Premises and sums so advanced with interest at the rate provided in the Notes, shall be secured hereby, or if advanced during the period of redemption, shall be a part of the sum required to be paid to redeem from the sale.

    Mortgagor for itself and any subsequent owner of the Premises hereby waives any and all defenses to the application for a receiver and hereby specifically consents to such appointment without notice but nothing herein contained is to be construed to deprive the holder of this Mortgage of any other right, remedy or privilege it may have under the law to have a receiver appointed. The provision for the appointment of a receiver and the assignment of such rents, issues and profits is an express condition upon which the loan hereby secured is made. The rights and remedies herein provided for shall be deemed to be cumulative and in addition to, and not in limitation of, those provided by law, and if there be no receiver so appointed, Mortgagee may proceed to collect the rents, issues and profits from the Premises.

    25. That in the event of the sale or transfer by operation of law, or otherwise, of all or any part of the Premises, Mortgagee is hereby authorized and empowered to deal with such vendee or transferee with reference to the Premises, or the debt secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might with Mortgagor, without in any way releasing or discharging Mortgagor from its liability or undertaking hereunder.

    26. Mortgagor shall maintain and keep in full force and effect its legal existence, its right to carry on its business, and all franchises, rights and privileges heretofore or hereafter granted to or for Mortgagor, and shall file within the prescribed time any and all franchise tax reports and any other tax reports or returns, and pay all such taxes when due and payable all in compliance with the provisions of any present or future law.

27. Mortgagor represents and warrants that on the date on which this Mortgage is executed and delivered, neither it, this Mortgage, nor the Premises, nor the contemplated use of the Improvements on the Premises are in violation of any easements, covenants and whether restrictions of record or not, affecting or binding on the Premises. Mortgagor further covenants that Mortgagor shall at all times faithfully and timely perform or cause to be performed all of the terms, covenants and conditions, on Mortgagor's part to be performed, contained in any agreements, easements, permits or other instruments affecting the Premises. Mortgagor covenants and agrees that it will not waive or modify any of the terms of any of such agreements, easements, permits or other instruments or the rights or easements created thereby or cancel or surrender same or release or discharge any party thereunder or person bound thereby of or from any of the terms, covenants or conditions thereof or permit the release or discharge of any party thereunder in a manner that adversely affects mortgagee's security, without, in each instance, the prior written consent of Mortgagee. Mortgagor shall take all necessary action to effect the performance of all of the obligations of the other parties to and the persons bound by the said agreements, easements, permits and other instruments.

    Mortgagor will promptly give to Mortgagee copies of all notices, advices, demands, requests, consents, statements, approvals, disapprovals, authorizations, determinations, satisfactions, waivers, designations, refusals, confirmations or denials which it shall give or receive under any of the aforesaid agreements, easements, permits and other instruments to the extent any of the foregoing adversely affect Mortgagee's security.

    28.  Mortgagor hereby represents and warrants that:

        (a) the Premises and the operations presently conducted thereon are not in violation of any zoning ordinances, building codes or Environmental laws;

        (b) neither Mortgagor nor to the knowledge of Mortgagor, after due inquiry, any other person or entity has ever caused or permitted any hazardous substance to be placed, held, located, generated, treated or disposed of, on, under or at the Premises except in conformance with applicable law;

        (c) Mortgagor has not received any notice from any governmental agency that the Premises and the operations presently conducted thereon are the subject of any pending or threatened investigation, inquiry or proceeding under any Environmental laws;

        (d) neither Mortgagor, nor to the knowledge of Mortgagor, after due inquiry, any other person, has ever caused or permitted any asbestos to be located on the Premises;

        (e) to Mortgagor's knowledge, after due inquiry, no hazardous substance has ever migrated in, on, about or under the Premises;

        (f) Mortgagor has no knowledge of any use of the Premises by any prior owner which violated any applicable Environmental laws; and

        (g) Mortgagor has duly obtained or secured all necessary permits, licenses, and other governmental authorizations either necessary or appropriate under Environmental Laws.

    29.  Mortgagor hereby covenants and agrees that:

        (a) its own use of the Premises and the operations and activities conducted thereon will at all times be in compliance with all Environmental laws and that it will exercise its best efforts to secure compliance by other users of the Premises with all Environmental Laws;

        (b) Mortgagor will not cause or permit any hazardous substance ever to be generated, handled, used, stored treated or placed on, under or at, or to escape, leak, seep, spill or be discharged, emitted or released from, the Premises or any part thereof, except in compliance with Environmental laws, PROVIDED, HOWEVER, that Mortgagor may store reasonable quantities of chemicals, cleansers and other materials reasonably required for maintenance and operation of the Premises provided the same are properly stored, are used in the ordinary course of business, and in compliance with all applicable laws;

        (c) the use of the Premises by Mortgagor of the Premises will not result in the unlawful release or presence of any hazardous substance or solid waste in, on or under the Premises and Mortgagor will exercise its best efforts to assure that the use of the Premises by any tenant, licensee or other occupant will not result in the unlawful release or presence of any hazardous substance or solid waste in, on or under the Premises;

        (d) Mortgagor shall immediately notify Mortgagee of the occurrence of any violation or receipt of any notice or complaint of any violation or alleged violation of any Environmental Laws and shall give immediate notice to the Mortgagee of any violation, or receipt of any notice or complaint of any violation or alleged violation, of any Environmental Laws. Mortgagor will, at the Mortgagor's expense, furnish Mortgagee with any and all environmental reports, tests, analyses, and studies reasonably requested by Mortgagee to determine whether the Premises has been or is being used for the handling, generation, disposal, storage, or transportation of any hazardous substances, and whether the Premises and all activities conducted thereon are in compliance with all Environmental Laws.

        (e) Mortgagee, its agents and representatives, may from time to time make periodic inspections of the Premises and in connection therewith may make such tests of the air, soil, groundwater, and building materials, as Mortgagee, its agents and representatives, shall deem necessary;

        (f) Mortgagor shall use its best efforts to cause any and all tenants, licensees and other occupants of the Premises to conduct their respective businesses and uses of the Premises so as to comply in all respects with Environmental Laws; and

        (g) In the event reasonable evidence exists of the occurrence or existence of the violation of any Environmental Law on the Premises, Mortgagee (by its officers, employees and agents) at any time and from time to time may contract for the services of persons (the "Site Reviewers") to perform such environmental site assessments ("Site Assessments") on the Premises as are reasonably necessary for the purpose of determining whether there exists on the Premises any environmental condition which could reasonably be expected to result in any liability, cost or expense to the owner, occupier or operator of the Premises arising under any of the Environmental Laws. The Site
    Reviewers are hereby authorized to enter upon the Premises for purposes of conducting Site Assessments. The Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of hazardous materials on the Premises and such other tests on the Premises as may be reasonably necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Mortgagor agrees to supply to the Site Reviewers such historical and operational information regarding the Premises as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. The results of Site Assessments shall be furnished to Mortgagor upon request. The reasonable cost of performing such Site Assessments shall be paid by Mortgagor.

    For purposes of this section, the term "Environmental Laws" shall mean and include any and all laws, statutes, ordinances, rules, regulations, orders, or determinations of any governmental authority pertaining to health or to the environment, and relating to the Premises, including without limitation, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), and as may be further amended (collectively "CERCLA"), the Federal Water Pollution Control Act Amendments, the Occupational Safety Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Hazardous Materials Transportation Act of 1975, as amended, the Safe Drinking Water Act, as amended, and the Toxic Substances Control Act, as amended. Likewise, the terms "hazardous substance" and "Release" shall have the meanings specified in CERCLA and the terms "solid Waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; PROVIDED, HOWEVER, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment, AND PROVIDED FURTHER that, to the extent the laws of the state in which the mortgaged premises is located establish a meaning for "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply with regard to the Premises.

    30. Mortgagor covenants and warrants that the Premises are and will be the subject of validly issued and outstanding permits and that the Premises are (and Mortgagor covenants that they will remain) permitted by and are consistent with any and all zoning, ecological, environmental and use restrictions and all other governmental laws, rules and regulations applicable to the Premises and Mortgagor agrees that these covenants and warranties shall be fully accurate and in force continually hereafter for so long as the indebtedness secured hereby is unpaid.

    31. Mortgagor covenants not to initiate, join in, or consent to any change in any zoning ordinance, private restrictive covenants or other public or private restriction changing, limiting or restricting the uses which may be made of the Premises or any part thereof, without the prior written consent of Mortgagee in each instance. Without limiting the generality of the foregoing, (a) Mortgagor shall not by act or omission permit all or any part of the Premises to be availed of to qualify for fulfillment of any municipal or governmental requirements for the construction or maintenance of any building or other improvements on premises not part of the Premises, and (b) Mortgagor shall not by act or omission impair the integrity of the Premises as zoning lots separate and apart from all other premises not subject to this Mortgage. Any attempt by Mortgagor to take any action which would violate any of the foregoing provisions of this paragraph 31 shall be void.

    32. Notwithstanding anything herein or in the Notes secured hereby to the contrary, it is hereby agreed that in no event shall the amount paid, or agreed to be paid, to Mortgagee as interest pursuant to the terms of the Notes exceed the highest lawful rate permissible under applicable usury laws if any. If Mortgagee would, but for the operation of this paragraph, ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.

    Mortgagor covenants and agrees that the indebtedness secured by this Mortgage and the proceeds of such indebtedness are for business purposes only.

    Mortgagor hereby represents and warrants that no portion of the Premises is homestead property of Mortgagor.

    33. That (a) if default be made in the payment of the principal sum secured hereby or of any installment thereof, or of interest thereon, or of any other sum due hereunder, under the Notes or in any other document, instrument, or agreement now or hereafter evidencing or securing said debt as they severally become due and such default shall continue uncured for 30 days beyond the due date thereof; (b) if default be made in the performance or observance of any other term, covenant, or condition in this Mortgage or in the Notes or in any document, instrument or agreement now or hereafter evidencing or securing said debt and such default shall continue uncured for a period of 30 days after notice to Mortgagor unless such default is of such nature as cannot be cured within such 30 day period but can be cured during a longer period and Mortgagor has initiated action to cure such default and diligently pursues the curing of such default, in which case, such 30 day period shall be extended for a time that is reasonably necessary to cure such default; (c) if default be made in any payment or performance due under the Notes, this Mortgage or any other document, instrument or agreement now or hereafter evidencing or securing said debt and it is expressly stated herein or therein that there is no applicable grace period; (d) if proceedings be instituted for the foreclosure or collection of any mortgage, judgment or lien prior or subordinate to the lien of this Mortgage affecting the Premises; (e)if Mortgagor shall make a general assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking, consenting to, or acquiescing in, reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief, under any present or future statute, law or regulation relating to bankruptcy, insolvency, reorganization or relief of debtors or if Mortgagor shall file an answer admitting or shall fail to deny the material allegations of a petition against Mortgagor seeking any such relief shall not have been dismissed within sixty (60) days after the commencement thereof; or (f) if a trustee, receiver or liquidator of Mortgagor or any substantial part of its properties or assets shall be appointed with the consent or acquiescence of Mortgagor or if any such appointment, if not so consented to or acquiesced in, shall remain unvacated or unstayed for an aggregate of sixty (60) days: then at such time, or upon the happening of any such event, or at any time thereafter unless cured to Mortgagee's satisfaction, as the case may be, the entire principal sum secured hereby, together with accrued interest or any portion thereof as selected by Mortgagee and all other sums due hereunder, under the Notes and any other document, instrument or agreement now or hereafter evidencing or securing the indebtedness, shall, at the option of Mortgagee, become immediately due and payable and shall thereupon be collectible by exercise of any remedy available under this Mortgage or any other document given as additional security for the indebtedness secured hereby as fully and completely as if all of the said sums of money were originally stipulated to be paid on such day, anything in said Notes or in this Mortgage to the contrary notwithstanding, with reasonable attorneys' fees and other costs and charges and without relief from valuation or appraisement laws. In addition, such principal sum and all such other sums shall bear interest from the date of such default until paid at the rate provided in the Notes, such interest to be paid on demand. The remedies provided under this paragraph shall be in addition to and not a limitation on any other rights or remedies contained in this Mortgage or available as a result of any default by Mortgagor hereunder.
 Thereupon, or at any time during the existence of any such default, Mortgagee may proceed to foreclose this Mortgage, anything herein or in said Notes contained to the contrary notwithstanding, including a partial foreclosure. Any failure of Mortgagee to exercise any option which Mortgagee may have hereunder, under the documents and instruments evidencing and securing the debt, or at law or in equity, shall not constitute a waiver of the right to exercise the same at any other time.

    34. That all covenants hereof shall run with the land solely for the benefit of Mortgagor and its successors and assigns.

    35. That this Mortgage and the rights and indebtedness hereby secured, without regard to the place of contract or payments, be construed and enforced according to the laws of the State of Wisconsin.

    36. That Mortgagor will do, execute, acknowledge and deliver such further reasonable acts, deeds, conveyances, transfers and assurances necessary or proper, in the reasonable judgment of Mortgagee, for the better assuring, conveying, mortgaging, assigning and confirming unto the Mortgagee all property mortgaged hereby or property intended so to be; whether now owned by Mortgagor or hereafter acquired.

    37. Each right, power and remedy herein conferred upon Mortgagee is cumulative and in addition to every other right, power or remedy, existing or implied, given now or hereafter existing at law or in equity, except as specifically restricted herein and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy; and no delay or omission of Mortgagee in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein.

    38. Nothing in this Mortgage shall be construed as constituting the Mortgagee a mortgagee in possession.

    39. The unenforceability or invalidity of any provision or provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid.

    40. The individuals identified as Mortgagee hereunder shall hold their right, title and interest in and under this Mortgage and the Premises as tenants in common, each with an undivided 50% interest. All money and other proceeds from the exercise of the rights and remedies of Mortgagee granted pursuant to this Mortgage shall belong 50% to each of said individuals.

    IT IS SPECIFICALLY AGREED that time is of the essence of this contract and that the waiver of the options, or obligations secured hereby, shall not, at any time thereafter, be held to be abandonment of such rights. Notice of the exercise of any option granted to Mortgagee herein, or in the Notes secured hereby, is not required to be given.

    ALL OF THE COVENANTS herein contained shall bind, and the benefits and advantages thereof shall also inure to the respective heirs, executors, administrators, successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular and the use of any gender shall include all genders.

    IN WITNESS WHEREOF, the Mortgagor has signed and delivered this writing the day and year first above written.

                           Renaissance Entertainment Corporation

                           By ____________________________
                           Its ____________________________

STATE OF _____________  )
                        ) ss.
COUNTY OF __________    )

    On this ____ day of ____________, 1997, before me, a Notary Public within and for said County, personally appeared _____________, to me personally known, who, being by me duly sworn did say that he is the ___________________ of Renaissance Entertainment Corporation, the corporation named as Mortgagor in the foregoing instrument, and that he signed said instrument on behalf of said corporation and as the free act and deed of said corporation.

                                    __________________________________________
                                    Print Name________________________________
                                    Notary Public, ________ County, ___
                                    My Commission [Expires]____________________

This instrument was drafted by and after recording should be returned to:

GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
3400 City Center
33 South Sixth Street
Minneapolis, Minnesota  55402
JWT


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                                        B-20

                                      EXHIBIT A

                                  LEGAL DESCRIPTION


PARCEL I:

Part of the Southeast Quarter and part of the Northeast Quarter of Section 36, Town 1 North, Range 21 East of the Fourth Principal Meridian, lying and being in the Town of Bristol, Kenosha County, Wisconsin, and being more particularly described as: Beginning on the South line of the Southeast Quarter of said Section at a point 600.7 feet South 89 degrees 24 minutes 50 seconds West from the Southeast corner of said Quarter Section; thence South 89 degrees 24 minutes 50 seconds West along the South line of said Quarter
Section 729.8 feet and to the West line of the East half of said Quarter Section; thence North 1 degree 53 minutes 10 seconds West along the West line of the East Half of said Quarter Section 2675.0 feet and to the North line of said Quarter Section; thence North 1 degree 46 minutes 40 seconds West along the West line of the Southeast Quarter of the Northeast Quarter of said
Section 1325.36 feet and to the North line of said Quarter Quarter Section; thence North 89 degrees 02 minutes East along the North line of said Quarter Quarter Section 1051.34 feet and to the Westerly right-of-way line of Interstate Highway 94; thence South 2 degrees 03 minutes East along said right-of-way line 131.93 feet; thence South 21 degrees 06 minutes West along said right-of-way line 788.49 feet; thence South 2 degrees 03 minutes East along said right-of-way line 700 feet; thence South 17 degrees 45 minutes 50 seconds East along said right-of-way line 1167.69 feet; thence South 10 degrees 58 minutes 40 seconds East along said right-of-way line 482.66 feet; thence South 89 degrees 24 minutes 50 seconds West parallel to the South line of the Southeast Quarter of said Section 395.04 feet; thence South 0 degree 35 minutes 10 seconds East at right angles to the South line of said Quarter
Section 851.72 feet to the point of beginning.

PARCEL II:

The East Half of the West Half of the Southeast Quarter and the Southwest Quarter of the Northeast Quarter of Section Thirty-six (36), in Town One (1) North, Range Twenty-one (21) East of the Fourth Principal Meridian; in the Town of Bristol, County of Kenosha and State of Wisconsin.

GP:369850 v1

                                    EXHIBIT B

                                PERMITTED ENCUMBRANCES

1. Real Estate Mortgages to Bank One, Kenosha, NA and Bank One Boulder, NA, securing up to $1,950,000.

2. Possible special charges by reason of any disallowance of any lottery tax credit claimed for taxes levied or to be levied.

3.  General and special taxes and assessments not yet due.

4. Public or private rights, if any, in such portions of the insured premises as may be used, laid out, taken or dedicated in any manner whatsoever for highway or road purposes.

5. Right of Way Authorization from Theodore Dooper to General Telephone Company of Wisconsin, dated September 21, 1965 and recorded in the office of the Register of Deeds for Kenosha County, Wisconsin on October 12, 1965 in Volume 713 of Records at page 504, as Document No. 479482 (as to
    Parcel I).

6. Easement from Theodore E. Dooper to Wisconsin Electric Power Company, dated July 23, 1963 and recorded in said Register's office on August 14, 1963 in Volume 645 of Records at page 235-36, as Document No. 453071 (as to
    Parcel I).

7. Distribution Easement granted Wisconsin Electric Power Company and Wisconsin Bell, Inc. dated November 9, 1993 and recorded in the Kenosha County Register of Deeds office on November 17, 1993 in Volume 1637 of Records, Page 434-35, as Document No. 945420 (as to Parcel I).

8. Holding Tank Agreement recorded in the Kenosha County Register of Deeds office on March 30, 1982 in Volume 1109 of Records, page 865, as Document No. 688487; and on June 30, 1988 in Volume 1316 of Records, Page 607, as Document No. 803280 (as to Parcel II).

9. Easement granted by Victoria Slavik to Wisconsin Gas and Electric Company by instrument dated December 7, 1936 and recorded in said Register's office July 10, 1937 in Volume 198 of Deeds, Page 528 (as to Parcel II).

10. Terms and conditions contained in Holding Tank Agreement dated 3/28/95 and recorded in said Register's office on April 6, 1995 as Document no. 988072.


GP:369850 v1

                                      B-22